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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



Date of report (Date of earliest event reported) April 23, 1998
                                                 --------------


                                  Arden Group, Inc.
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               (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      0-9904                  95-3163136
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                    Identification No.)


          2020 South Central Avenue, Compton, California          90220
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             (Address of Principal Executive Officer)          (Zip Code)


Registrant's Telephone Number, Including Area Code (310) 638-2842
                                                   --------------


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            (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events.

     On April 23, 1998, Arden Group, Inc. (the "Company") issued a press release stating that the Company had received from the Nasdaq Stock Market an extension of time within which the Class A Common Stock of the Company must meet the new public float requirement for continued listing on the Nasdaq National Market System. A copy of such press release is included as Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)    Exhibits

       99.    Press release dated April 23, 1998.




                                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                        ARDEN GROUP, INC.
                                        (Registrant)



Date: April 24, 1998                    By  /s/ ERNEST T. KLINGER
                                           -----------------------------------
                                           Ernest T. Klinger, Vice President
                                           and Chief Financial Officer

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                          EXHIBIT INDEX TO FORM 8-K


99.  Press release dated April 23, 1998.